Exhibit 10.41

82 MINERAL DEED–Texas Standard	POUND PRINTING & STATIONERY COMPANY
2325 Fannin, Houston, Texas 77002 (713) 659-3159

MINERAL DEED

THE STATE OF TEXAS	}	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TITUS

THAT Charles R. Wiggins, a single man hereinafter called Grantor, of Midland County, Texas, for and in consideration of the sum of ten and ovc Dollars ($10.00) cash in hand paid by Ben Paxton, 1840 Cedar Crest Drive, Abilene, Texas 79601 hereinafter called Grantee, the receipt of which is hereby acknowledged, have granted, sold, conveyed, assigned and delivered, and by these presents do grant, sell, convey, assign and deliver unto the said Grantee, an undivided 1/40th interest in and to all of the oil, gas and other minerals in and under, and that may be produced from the following described land situated in Titus County, Texas, to-wit:

138 acres, more or less, in the B. Strunk Survey, Abstract 498, being part of a tract more fully described in metes and bounds in that certain Trustee’s Deed from the Colorado National Bank (fka Exchange National Bank of Colorado Springs), Trustee, to R. Thayer Tutt, Jr., Successor Trustee of the Margaret B. Timmons Trust shown in Volume 906 Page 43 of the Deed Records of said Titus County, Texas, to which Deed reference is hereby made all relevant purposes. The said 138± acres are more fully described as follows: Beginning at the Southwest corner of the intersection of the B. Strunk Survey, A-498 and the Southeast corner of the James T. Smith Survey A-548, proceed East 1,500 feet more or less to the Southwest Corner of the Alihu Belcher Survey, A-646, thence North 4,000 feet, thence West 1,500 feet, thence South 4,000 feet to the point of beginning herein described. This tract forms a rectangle 1,500 feet by 4,000 feet more or less, and contains the 138 acres, more or less, previously noted.

THIS DEED IS LIMITED TO A DEPTH OF 4,000 FEET AND ALL RIGHTS BELOW THAT DEPTH ARE RESERVED BY CHARLES R. WIGGINS AND NOT PART OF THIS MINERAL CONVEYANCE.

Together with the right of ingress and egress at all times for the purpose of mining, drilling and exploring said land for oil, gas and other minerals, and removing the same therefrom.

Said land being now under an oil and gas lease executed in favor of record owner, it is understood and agreed that this sale is made subject to the terms of said lease and/or any other valid lease covering same, but covers and includes 1/40th of all of the oil royalty and gas rental or royalty due and to be paid under the terms of said lease, in so far as it covers the above described land.

It is understood and agreed that 1/40th of the money rentals, which may be paid, on the above described land, to extend the term within which a well may be begun under the terms of said lease, is to be paid to the said Grantee; and, in event that the above described lease for any reason becomes canceled or forfeited, then and in that event, Grantee shall own 1/40th of all oil, gas and other minerals in and under said lands, together with a like one (1/40) fourieth interest in all bonuses paid, and all royalties and rentals provided for in future oil, gas and mineral leases covering the above described lands.

TO HAVE AND TO HOLD the above described property, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Grantee herein, and Grantee’s successors, heirs and assigns forever; and Grantor does hereby bind himself and his successors, heirs, executors and administrators, to warrant and forever defend all and singular the said property unto the said Grantee herein, and Grantee’s successors, heirs and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof _______________________________________________________________________.

WITNESS                      hands this the 7th day of May, 2001

Effective: 5-1-2001	/s/ Charles R. Wiggins
Charles R. Wiggins

SINGLE ACKNOWLEDGMENT

THE STATE OF TEXAS

COUNTY OF MIDLAND

Before me, the undersigned authority, on this day personally appeared Charles R. Wiggins, a single man known to me to be the person _______ whose name ________ is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free act and deed for the purposes and consideration therein expressed.

Given under my hand and seal of office this 7th day of May, 2001.

/s/ Diane Collins Deprang
My Commission Expires	Notary Public, in and for the State of Texas

Diane Collins Deprang
Notary’s Printed Name

JOINT ACKNOWLEDGMENT

THE STATE OF TEXAS

COUNTY OF __________________

Before me, the undersigned authority, on this day personally appeared ______________________________________________ and ________________________________________________________ husband and wife, known to me to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that they executed the same as their free act and deed for the purposes and consideration therein expressed.

Given under my hand and seal of office this ______ day of _____________________, 19___.

My Commission Expires	Notary Public, in and for the State of Texas

Notary’s Printed Name

CORPORATION ACKNOWLEDGMENT

THE STATE OF TEXAS

COUNTY OF ________________

BEFORE ME, the undersigned authority, on this day personally appeared ___________________________________________, known to me to be the person whose name is subscribed to the foregoing instrument, as _______________________________ of ____________________________ a corporation, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

Given under my hand and seal of office this the _______________________________ day of ________________________ A. D. 19____

My Commission Expires	Notary Public, in and for the State of Texas

Notary’s Printed Name

STATE OF TEXAS COUNTY OF TITUS

I hereby certify that this instrument was FILED on the date and at the time stamped hereon by me and was duly RECORDED in the Volume and Page of the named RECORDS of Titus County, Texas, as stamped hereon by me on 5-15-2001

Sherry Mars

/s/ Illegible	County Clerk
Deputy	Titus County, Texas

FORM NO. B2

No. 002057

MINERAL DEED

FROM

________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

TO

_____________________________________________________________________________________________________________

Dated _____________________________, 2001

No. Acres____________________________________________________________________ _________________________________________________________________ County, Texas

Term ________________________________________________________________________

This instrument was filed for record on the 11th day of May, 2001, at 12:10 o’clock P.M., and duly recorded in Volume ___________ Page ___________

________________ of the records of this office.

/s/ Sherry Mars
County Clerk.

By	/s/ Illegible	Deputy.

When recorded return to

Abilene Petroleum Land Services 1840 Cedar Crest Drive Illegible, Tx. 79601-3230

POUND PRINTING & STATIONERY COMPANY
2325 Fannin, Houston, Texas 77002 (713) 659-3159